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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 9, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

                 160 Benmont Avenue, Bennington, Vermont 05201
                   (Address of Principal Executive Offices)

                                (802) 447-1503
                        (Registrant's Telephone Number)
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Item 1.  Not Applicable.

Item 2.  Acquisition of Innovative Control Systems, Inc.
         -----------------------------------------------

         On July 9, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), acquired all of the outstanding shares of stock of Innovative Control Systems, Inc. ("ICS") pursuant to the terms of a Stock Purchase Agreement and Plan of Reorganization dated June 1, 1999 (the "Agreement"), by and between the Registrant on the one hand, and Kevin Detrick, Brian Bath, Michael Ruiz, and Francis Janoski (the "Sellers") on the other hand. Pursuant to the terms and conditions of the Agreement, the Registrant purchased all of the outstanding shares of stock of the Sellers who are in the business of the development and sale of computer application software for car wash control and management. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement, which is filed herewith as Exhibit 2.1.

         No cash was paid to the Shareholders for the acquisition of the shares of the Company. The acquisition is to be accounted for using the "pooling of interests" method of accounting.

         At the closing, the Registrant assumed approximately $502,471 of outstanding indebtedness of the Company. The merger includes all of the assets and liabilities relating to the operating of ICS. The Registrant intends to continue to use the acquired assets in the business of developing and selling computer applications software. In connection with the acquisition, the Shareholders were hired by the Registrant to continue their previous responsibilities within ICS's operations.

Items 3-6       Not Applicable.

Item 7          Financial Statements and Exhibits.

                (a)  Financial Statements of Business Acquired.

                It is impracticable to provide the required financial statements of Innovative Control Systems, Inc. ("ICS") at the time of the filing of this report. The required financial statements of ICS will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

                (b)  Pro Forma Financial Information.

                It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required
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                in accordance with applicable regulations and the Securities and
                Exchange Act of 1934.

                (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

                2.1 The Stock Purchase Agreement And Plan Of Reorganization dated as of June 1, 1999, by and between Kevin Detrick, Brian Bath, Michael Ruiz, and Francis Janoski on the one hand, and Mace Security International, Inc. on the other hand.

                99    Press Release dated July 19, 1999.

Items 8-9.      Not applicable.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 1999               MACE SECURITY INTERNATIONAL, INC.


                                      By: /s/ Gregory M. Krzemien
                                          -----------------------
                                      Gregory M. Krzemien
                                      Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX


Exhibit    Description
           -----------
No.
---

2.1 The Stock Purchase Agreement And Plan Of Reorganization dated as of June 1, 1999, by and between Kevin Detrick, Brian Bath, Michael Ruiz, and Francis Janoski on the one hand, and Mace Security International, Inc. on the other hand.

99         Press Release dated July 19, 1999.